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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Alger Global Growth Fund

SEMI-ANNUAL REPORT
April 30, 2014
(Unaudited)

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter	1

Fund Highlights	8

Portfolio Summary	11

Schedule of Investments	12

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	28

Additional Information	39

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Shareholders’ Letter	May 20, 2014

Dear Shareholders,

Volatility Persists as Economy Shows Signs of Growing

Equity markets in the United States and abroad produced considerable volatility during the six-month period ended April 30. In the U.S., investors assessed if economic growth in 2014 would support market levels that were driven by multiple expansion during 2013 while severe winter weather threw a cold blanket on consumer spending and real estate. Investors also struggled with uncertainty over the timing of future Federal Reserve actions to reduce fiscal stimulus. Looking abroad, Russia’s annexation of Crimea and moderating economic growth in China also supported market volatility. Yet, a combination of encouraging U.S. economic indicators, such as a strengthening labor market, supported investor sentiment. During the six-month period, the S&P 500 Index climbed 8.36% and hit a record high of 1890.90, while the MSCI ACWI ex USA Index generated a 3.12% return. Emerging market equities as measured by the MSCI Emerging Markets Index trailed both of those indexes with a -2.87% return.

Growth Scare Rattles Stocks

Perhaps the most dramatic event during the reporting period was what we call a “growth scare” that occurred in the first four months of 2014. During growth scares, investors become fearful of high-growth stocks and either liquidate their equity positions or flock to defensive stocks such as consumer names like Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. or International Business Machines Corp. Investors may also favor certain pharmaceutical companies. During the recent growth scare, for example, defensive stocks Wal-Mart and Johnson & Johnson generated gains. At the same time, the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the PowerShares Nasdaq Internet Portfolio exchange traded fund, which consists of high-growth Internet companies, each declined more than 19%. At their peaks, the Arca Biotechnology Index and the Nasdaq Internet Portfolio had forward 12-month price to earnings (P/E) ratios of 27.4 and 33 respectively. Those P/Es declined to 20.6 and 27.8 as of the end of the reporting period.

We maintain that investors who were fearful of high-growth stocks during the first four months of this year overlooked the ability of such growth companies to rapidly expand their earnings and revenues. An overview of cloud computing, one of the most important growth trends within technology, illustrates this concept. Businesses have traditionally housed databases, servers, and other technology equipment in their own facilities. In doing so, companies have been saddled with the costs of storing their technology equipment as well as the costs of committing managerial and employee time to maintaining IT facility performance; those resources generally would be better spent focused on customers, product development, marketing, and other functions that are drivers of business. With cloud computing, vendors assume the responsibility of storing and maintaining technology that customers access remotely via the Internet. By embracing cloud computing, businesses eliminate many of the costs associated with traditional on-premises technology. That can result in cutting technology costs by 30-40%. Cloud computing, therefore, has been growing rapidly as businesses seek to contain technology costs. We estimate that cloud computing technologies now capture 3.5% of the approximately $260 billion that is spent on enterprise technology annually. By 2025, we estimate that enterprise spending will total $350 billion and that providers of cloud computing technology and services will capture 46% of that amount. In the process, they will take market share from traditional providers of on-premises technology.

As a result, we believe that traditional on-premises technology companies are likely to see their revenues and earnings decline as they lose market share to cloud vendors. The technology industry is at a tipping point where the growth and size of cloud computing is increasingly having a negative impact on the ability of traditional on-premises vendors to grow their businesses and profit margins. Thus, while many traditional vendors trade at low P/E multiples, we are cautious on the group as a whole and think that many of the companies are not attractive investments. Conversely, cloud vendors are likely to see their earnings grow quickly, and we believe that some—in particular those that become the new leaders of this wave of technology innovation—will be superior investments as their growth in revenues and profits over the coming years “validates” their higher valuations.

The trend of new products or technology cannibalizing older products isn’t unique to cloud computing. For example, online stores are rapidly capturing market share from traditional vendors, streaming video is replacing DVDs, online media and search are replacing magazine and newspaper advertising, and leading biotechnology companies are producing new drugs that are displacing older treatments. This is the kind of dynamic change within industries that Alger’s investment philosophy and process has, since our founding 50 years ago, perceived as opportunity for investors.

Growth scares are quite common. In fact, in recent years, we’ve seen similar market collapses in confidence or sentiment. In each case, the scares have been temporary, and as investor confidence in the strength of the U.S. economy and in corporate fundamentals returned, so did investors’ focus on companies with the strongest potential future revenue growth and fundamental business opportunities. We believe that this explains why stocks of high-growth companies have outperformed the broad market and low-growth companies in the six- and nine-month periods following the growth scares of 2012 and 2013 (See table below).

High-Growth Companies Have Outperformed the S&P 500 Index and Other Companies in the Months Following Growth Scares.

	Growth Scare of 2012			Growth Scare of 2013
	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)
S&P 500 (SPX)	-9	10	18	-4	15	18
High-Growth Companies
Cloud	-12	17	37	3	27	39
Biotech	1	31	61	-10	37	46
Tech Growth	-25	5	35	-15	44	70
Consumer	-10	5	16	-5	28	41
Slow-Growth Companies
Old Tech	-11	3	6	-6	11	14
Consumer	-2	8	11	-3	7	7
Pharmaceuticals	-4	13	21	-6	7	12

Source: Thomson Reuters FactSet(1)

(1)  To compile data in the table, we looked at the largest market declines in each of the last two years. We defined scares as the time period ranging from the start of a market decline to a market bottom. The 2012 Growth Scare occurred from May 1 to June 5. The 2013 Growth Scare occurred from May 22 to June 25.

Fed Watchers Drive Market Volatility

Uncertainty over the Federal Reserve’s timing for reining in stimulus also supported market volatility. Generally speaking, many investors expect the Federal Reserve to unwind its bond purchasing, or quantitative easing, later this year and to raise the federal funds rate next year. When encouraging economic data surfaced during the reporting period, however, some investors grew fearful that the central bank would rein in fiscal stimulus sooner than anticipated. Throughout the reporting period, we remained unconcerned about the potential for the Federal Reserve to speed up its pace for unwinding stimulus. Market interest rates remain lower or unchanged from levels of June of 2012 and we believe the economy still has room to grow, even though it has made considerable progress. Major economic indicators like jobs and inflation are not near levels of past cyclical peaks, and U.S. economic growth is stronger than in many other parts of the world.

Ukraine Becomes Geopolitical Hotspot

Geopolitics also drove market volatility when Russia annexed the Crimea region of the Ukraine in mid-March. The act provoked strong criticism from the U.S. and the European Union, both of which gradually increased sanctions targeting Russia while western banks cut their credit lines to the country. Conditions continued to worsen in April, with pro-Russia separatists seizing control of a regional government headquarters in Luhansk in eastern Ukraine and escalating protests. As the crisis dragged on, most analysts downgraded their already modest economic growth forecasts for Russia, while foreign investors withdrew their assets from the country. Russia’s ruble weakened, causing the country’s central bank to raise interest rates 150 basis points. Russia and the Ukraine are limited trading partners with the U.S. They account for only $13 billion in annual exports and $27.9 billion in imports, which limits our country’s ability to exert pressure through economic sanctions. Europe, however, is more closely linked to the two countries, so it has more leverage with imposing sanctions. One possible long-term benefit to the U.S. of the crisis is that Europe, which receives over 30% of its gas from Russia, may turn to the U.S. for energy commodities, which could help support our country’s already robust resurgence in the energy sector.

China Growth Moderates

The rapid growth of China’s economy in recent years has been viewed as a major driver of global economic expansion. The country’s gross domestic product (GDP) grew at a higher-than-expected rate of 7.7% in 2013, yet data in the first quarter portrayed an economy that was weakening into 2014. China’s National People’s Congress in March, furthermore, lowered the country’s official growth target for 2014 to 7.5%. The Chinese government also devalued the renminbi from 6.05 to 6.22 to the U.S. dollar, and concerns over excess manufacturing capacity and news of defaults or near-defaults in the country’s shadow banking system focused investors’ attention on a potential economic slowdown. We maintain that China’s targeted GDP growth for this year is still impressive, especially when considering that the U.S. economy grew at an annualized rate of only 2.6% during the fourth quarter of 2013. The moderation of economic expansion in China also has a silver lining. In the past, the country’s economic growth has fueled massive demand and higher prices for commodities and other resources. A slower Chinese economy, however, may reduce inflationary pressures in many important areas which, in turn, would be supportive of U.S. businesses and consumers.

Reasons for Optimism

Alger believes that issues such as Russia and the Ukraine will continue to drive market volatility that will create attractive buying opportunities for equity investors. We also maintain that the economy is stronger than commonly believed. During the reporting period, unemployment dropped from 7.0% to 6.3% and the number of private-sector employees reached a record high of 116.4 million, according to Cornerstone Macro LP. The last record high of 116 million employees was set in January 2008. At the same time, total employment during April reached 138.3 million, just slightly below the January of 2008 record high of 138.4 million, and strengthening budgets for many states and municipalities suggest that public employers may increase hiring. Improvements in the job market and strong stock market gains during the past few years, meanwhile, pushed the Conference Board’s March Consumer Sentiment Index to a six-year high of 83.9. While it declined slightly in April, it is still at a high level of 82.3.

Another force is also supporting the U.S. economy—a rapidly growing energy industry that is benefiting from new technology, such as hydraulic fracturing, which is making additional reserves of oil and natural gas economically feasible for extraction and is reversing a long trend of declining production of energy commodities. From 1970 to 2008, U.S. oil production declined from 9.6 million barrels a day to only 5 million—a level not experienced since 1949. Since 2008, however, it has rapidly increased, reaching 7.4 million barrels a day as of last year. Natural gas production is also surging, climbing from 49,454 BCF (billion cubic feet) per day in 2005 to 66,768 BCF in 2013. We estimate that with growing energy production, domestic resources are on track to meet 96% of the country’s energy demand by 2020.

The surge in energy production is doing more than just creating jobs: it’s lowering energy costs for U.S. businesses, which is helping to drive a manufacturing renaissance. Just recently, the Boston Consulting Group, citing low energy costs and a lack of upward pressure on labor wages, ranked the U.S. as the second-most competitive country for manufacturing, trailing only China. Certain manufacturers, moreover, are moving their operations from China to the U.S. For example, the Keer Group, which operates a yarn spinning factory in China, plans to build a $218 million factory in North Carolina that will employ 500 workers. Its electric costs will be half of what it pays in China, according to Cornerstone Macro. The strength of manufacturing in the U.S. should not be underestimated—according to the Institute for Supply Management, economic activity in the manufacturing sector expanded in April for the eleventh consecutive month.

We are also encouraged to see the eurozone appear to be strengthening after having weathered a massive sovereign debt crisis. Markit’s eurozone Manufacturing Purchasing Managers’ Index for April rose to 53.4, up from 53 in March. It was the tenth month the index has been above the 50 level that separates growth from contraction. Manufacturing expanded in all eight of the countries tallied by the index. Granted, eurozone economies are not growing quickly, but they have clearly improved.

Across the Pacific, Japan’s economy is struggling with a recent consumption tax hike, but the Bank of Japan is continuing with its aggressive quantitative easing. The Japanese economy is only about one third the size of the U.S., but its quantitative easing program allows the Bank of Japan to spend approximately $68 million each month to buy bonds, real estate investment trusts, and exchange traded funds. In comparison, the U.S. program at its peak was $85 billion a month. The Japanese program is likely to devalue the yen, which would support the country’s exporting levels.

Going Forward

We believe the recent growth scare has created an attractive opportunity for fundamental, research-driven investors to buy equities. Our analysts and portfolio managers are working hard within our proven research-driven investment strategy to identify companies that are best positioned to grow and lead their industries while delivering superior investment returns to their shareholders.

Portfolio Matters

The Alger Global Growth Fund returned 4.10% for the six-month period ended April 30, 2014, compared to the 5.54% return of the MSCI ACWI Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Energy. Relative outperformance in the Industrials and Materials sectors was the most important contributor to performance, while Information Technology and Financials detracted from results.

Ireland, Mexico, China, and Brazil were among countries that provided the largest contribution to performance while Canada, Japan, Taiwan, France, Italy, and the United Kingdom were among countries that detracted from results.

Among the most important relative contributors were Facebook, Inc.; Actavis PLC; Delta Air Lines, Inc.; Blackstone Group LP; and Jones Lang LaSalle, Inc. We believe investors’ anticipation of increased advertising revenues from mobile users of Facebook supported the performance of the social network operator’s stock. As of the fourth quarter of 2013, 74% of Facebook users connected to the site with mobile devices but only accounted for 53% of the company’s advertising revenues, suggesting that revenue from mobile advertising can potentially increase.

Conversely, detracting from overall results on a relative basis were NCR Corp.; Prada SpA.; ASML Holding NV; and Great Wall Motor Co., Ltd. Also detracting from results was Doosan Heavy Industries and Construction Co., Ltd., which is an infrastructure engineering and construction company. Performance of Doosan Heavy shares was impacted by news that Korea’s National Energy Commission would reduce the role of nuclear energy within the country, even though the proposal wasn’t new and was in line with the country’s sixth electricity plan that was previously announced.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The MSCI ACWI ex USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Conference Board’s Consumer Sentiment Index measures consumers’ near term outlook on the economy.

•                  The Boston Consulting Group is a global management consulting firm.

•                  Cornerstone Macro is an economic research firm.

•                  Markit is a global, diversified provider of financial information.

•                  The Institute for Supply Management is a not-for-profit organization that provides education and research on issues regarding the supply of resources that organizations need to attain their objectives.

•                  The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

FUND PERFORMANCE AS OF 3/31/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	14.43%	14.77%	9.76%
Alger Global Growth Class C (Inception 3/3/08)*	18.86%	15.20%	9.55%
Alger Global Growth Class I (Inception 5/31/13)	n/a	n/a	18.12%
Alger Global Growth Class Z (Inception 5/31/13)	n/a	n/a	18.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

*

Performance figures prior to 3/03/08, inception of Class C shares, are those of the Fund’s Class A Shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/03/08 have been reduced to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER GLOBAL GROWTH FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI AC WORLD Index (unmanaged index of common stocks) from November 3, 2003, the inception date of the Alger Global Growth Fund Class A shares, through April 30, 2014.  Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States. The figures for the Alger Global Growth Fund Class A shares, and the MSCI AC WORLD Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	11.28%	11.80%	9.65%	9.52%
Class C (Inception 3/3/08)*	15.59%	12.20%	9.47%	9.31%
MSCI AC WORLD INDEX	14.98%	16.03%	7.89%	8.31%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	n/a	n/a	n/a	16.34%
Class Z (Inception 5/31/13)	n/a	n/a	n/a	16.64%
MSCI AC WORLD INDEX	n/a	n/a	n/a	15.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 3/03/08, inception of Class C shares, are those of the Fund’s Class A Shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/03/08 have been reduced to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

April 30, 2014 (Unaudited)

COUNTRY	Alger Global Growth Fund
Belgium	1.5%
Brazil	0.8
Canada	1.5
China	2.0
Colombia	0.7
France	1.2
Germany	2.6
Hong Kong	1.7
India	0.7
Indonesia	0.6
Ireland	1.6
Israel	0.5
Italy	0.9
Japan	4.3
Mexico	1.5
Netherlands	1.7
Peru	0.9
Philippines	0.8
Singapore	0.8
South Africa	0.6
South Korea	1.7
Spain	0.4
Sweden	0.6
Switzerland	4.1
Taiwan	0.8
United Kingdom	2.9
United States	58.2
Cash and Net Other Assets	4.4
100.0%

† Based on net assets of the Fund.

ALGER GLOBAL GROWTH FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—93.3%
BELGIUM—1.5%
BREWERS—1.5%
Anheuser-Busch InBev NV (Cost $521,632)	5,371	$584,450

BRAZIL—0.8%
MULTI-LINE INSURANCE—0.8%
BB Seguridade Participacoes SA (Cost $254,875)	27,700	324,647

CANADA—1.5%
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	5,500	198,850

LEISURE PRODUCTS—1.0%
BRP, Inc.*(a)	14,914	401,481

TOTAL CANADA (Cost $555,290)		600,331

CHINA—2.0%
AUTOMOBILE MANUFACTURERS—0.8%
Great Wall Motor Co., Ltd.	73,229	331,058

INTERNET SOFTWARE & SERVICES—1.2%
Tencent Holdings Ltd.	7,297	454,971

TOTAL CHINA (Cost $296,486)		786,029

COLOMBIA—0.7%
CONSTRUCTION MATERIALS—0.7%
Cementos Argos SA (Cost $220,562)	50,810	278,113

FRANCE—1.2%
HEALTH CARE EQUIPMENT—0.2%
DBV Technologies SA*	3,825	78,957

PHARMACEUTICALS—1.0%
Sanofi	3,660	396,134

TOTAL FRANCE (Cost $487,066)		475,091

GERMANY—2.6%
APPLICATION SOFTWARE—1.5%
SAP AG#	7,400	599,326

AUTOMOBILE MANUFACTURERS—1.1%
Bayerische Motoren Werke AG	3,328	416,340

TOTAL GERMANY (Cost $797,939)		1,015,666

HONG KONG—1.7%
CASINOS & GAMING—0.7%
Galaxy Entertainment Group Ltd.*	32,343	254,057

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
CONSTRUCTION & ENGINEERING—1.0%
China State Construction International Holdings Ltd.	227,534	$378,590

TOTAL HONG KONG (Cost $497,073)		632,647

INDIA—0.7%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Tata Motors Ltd.# (Cost $205,696)	7,752	290,080

INDONESIA—0.6%
DEPARTMENT STORES—0.6%
Matahari Department Store Tbk PT* (Cost $231,773)	177,946	230,869

IRELAND—1.6%
INDUSTRIAL MACHINERY—0.9%
Ingersoll-Rand PLC.	5,631	336,734

PHARMACEUTICALS—0.7%
Jazz Pharmaceuticals PLC.*	2,145	289,361

TOTAL IRELAND (Cost $571,931)		626,095

ISRAEL—0.5%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.5%
Stratasys Ltd.* (Cost $226,771)	2,000	193,740

ITALY—0.9%
APPAREL RETAIL—0.9%
Prada SpA (Cost $308,366)	44,746	357,255

JAPAN—4.3%
AUTOMOBILE MANUFACTURERS—1.0%
Toyota Motor Corp.	7,004	377,932

DIVERSIFIED BANKS—0.8%
Sumitomo Mitsui Financial Group, Inc.	7,934	313,014

DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Mitsui Fudosan Co., Ltd.	11,000	325,077

ELECTRONIC COMPONENTS—0.9%
Murata Manufacturing Co., Ltd.	4,151	345,155

PROPERTY & CASUALTY INSURANCE—0.8%
Tokio Marine Holdings, Inc.	10,837	319,200

TOTAL JAPAN (Cost $1,817,448)		1,680,378

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MEXICO—1.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
Corp Inmobiliaria Vesta SAB de CV	139,400	$283,406

INDUSTRIAL CONGLOMERATES—0.8%
Alfa SAB de CV	112,700	297,689

TOTAL MEXICO (Cost $519,518)		581,095

NETHERLANDS—1.7%
SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	4,873	396,613

SEMICONDUCTORS—0.7%
NXP Semiconductor NV*	4,850	289,157

TOTAL NETHERLANDS (Cost $493,782)		685,770

PERU—0.9%
DIVERSIFIED BANKS—0.9%
Credicorp Ltd. (Cost $298,591)	2,298	342,977

PHILIPPINES—0.8%
DIVERSIFIED BANKS—0.8%
BDO Unibank, Inc. (Cost $345,996)	163,980	324,649

SINGAPORE—0.8%
SEMICONDUCTORS—0.8%
Avago Technologies Ltd. (Cost $244,500)	4,650	295,275

SOUTH AFRICA—0.6%
PHARMACEUTICALS—0.6%
Aspen Pharmacare Holdings Ltd. (Cost $217,592)	8,356	222,358

SOUTH KOREA—1.7%
BUILDING PRODUCTS—0.6%
LG Hausys Ltd.	1,339	235,890

SEMICONDUCTORS—1.1%
Samsung Electronics Co., Ltd.	314	408,191

TOTAL SOUTH KOREA (Cost $611,453)		644,081

SPAIN—0.4%
APPAREL RETAIL—0.4%
Inditex SA (Cost $91,749)	950	142,529

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SWEDEN—0.6%
BIOTECHNOLOGY—0.6%
Swedish Orphan Biovitrum AB* (Cost $197,670)	20,500	$225,081

SWITZERLAND—4.1%
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Cie Financiere Richemont SA	4,484	454,895

OIL & GAS EQUIPMENT & SERVICES—0.7%
Weatherford International Ltd.*	13,000	273,000

PHARMACEUTICALS—0.9%
Roche Holding AG	1,165	341,460

SECURITY & ALARM SERVICES—1.3%
Tyco International Ltd.	12,453	509,328

TOTAL SWITZERLAND (Cost $1,312,663)		1,578,683

TAIWAN—0.8%
PERSONAL PRODUCTS—0.4%
Ginko International Co., Ltd.	9,000	151,266

SEMICONDUCTORS—0.4%
Epistar Corp.	79,000	172,584

TOTAL TAIWAN (Cost $393,894)		323,850

UNITED KINGDOM—2.9%
DIVERSIFIED BANKS—0.2%
Lloyds Banking Group PLC.*	74,000	94,150

HOUSEHOLD PRODUCTS—1.1%
Reckitt Benckiser Group PLC.	5,589	450,565

INSURANCE BROKERS—0.5%
Aon PLC.	2,400	203,712

TOBACCO—1.1%
British American Tobacco PLC.	7,384	425,977

TOTAL UNITED KINGDOM (Cost $1,118,008)		1,174,404

UNITED STATES—55.9%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	1,969	1,575

AEROSPACE & DEFENSE—2.0%
Honeywell International, Inc.	5,000	464,500
Precision Castparts Corp.	1,300	329,017
		793,517
AIRLINES—1.5%
Delta Air Lines, Inc.	16,250	598,487

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
APPLICATION SOFTWARE—0.6%
Workday, Inc.*	3,150	$230,170

AUTO PARTS & EQUIPMENT—3.1%
BorgWarner, Inc.	8,200	509,548
Johnson Controls, Inc.	9,400	424,316
WABCO Holdings, Inc.*	2,750	294,277
		1,228,141
BIOTECHNOLOGY—3.6%
Biogen Idec, Inc.*	1,350	387,612
Gilead Sciences, Inc.*	8,300	651,467
Pharmacyclics, Inc.*	4,000	378,320
		1,417,399
BROADCASTING—0.6%
CBS Corp., Cl. B	4,350	251,256

BUILDING PRODUCTS—0.9%
Fortune Brands Home & Security, Inc.	9,000	358,650

CABLE & SATELLITE—1.2%
Comcast Corporation, Cl. A	8,900	460,664

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	5,000	395,650

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Cummins, Inc.	3,350	505,347

CONSUMER FINANCE—1.4%
American Express Co.	3,800	332,234
Discover Financial Services	4,100	229,190
		561,424
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
MasterCard, Inc., Cl. A	3,000	220,650

DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	7,000	391,860

DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	6,500	324,350

DRUG RETAIL—1.2%
CVS Caremark Corp.	3,400	247,248
Walgreen Co.	3,150	213,885
		461,133
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
Control4 Corp.*	10,000	176,600

FOOTWEAR—1.5%
NIKE, Inc., Cl. B	8,350	609,132

HEALTH CARE FACILITIES—1.8%
HCA Holdings, Inc.*	8,800	457,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Tenet Healthcare Corporation*	5,800	$261,464
		719,064
HOME IMPROVEMENT RETAIL—0.8%
The Home Depot, Inc.	4,050	322,015

HOMEBUILDING—0.9%
Lennar Corp., Cl. A	8,700	335,733

INTERNET RETAIL—0.4%
Amazon.com, Inc.*	500	152,065

INTERNET SOFTWARE & SERVICES—2.7%
Facebook, Inc.*	7,500	448,350
Google, Inc., Cl. A*	600	320,928
Google, Inc., Cl. C*	600	315,996
		1,085,274
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	14,600	451,578

LIFE & HEALTH INSURANCE—2.0%
Lincoln National Corp.	10,000	485,100
Prudential Financial, Inc.	3,800	306,584
		791,684
MANAGED HEALTH CARE—1.3%
Aetna, Inc.	7,000	500,150

MOVIES & ENTERTAINMENT—0.5%
Twenty-First Century Fox, Inc.	5,800	185,716

OIL & GAS EQUIPMENT & SERVICES—1.8%
Halliburton Company	6,200	391,034
National Oilwell Varco, Inc.	4,000	314,120
		705,154
OIL & GAS EXPLORATION & PRODUCTION—6.2%
Anadarko Petroleum Corp.	7,000	693,140
Cabot Oil & Gas Corp.	6,300	247,464
ConocoPhillips	8,350	620,488
Pioneer Natural Resources Co.	2,050	396,204
Whiting Petroleum Corp.*	6,350	468,122
		2,425,418
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
Citigroup, Inc.	4,000	191,640

PHARMACEUTICALS—2.4%
Actavis PLC.*	4,550	929,701

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	2,700	312,903

REGIONAL BANKS—1.0%
Regions Financial Corp.	39,900	404,586

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
RESTAURANTS—0.3%
Yum! Brands, Inc.	1,550	$119,335

SOFT DRINKS—1.6%
PepsiCo, Inc.	7,100	609,819

SPECIALTY CHEMICALS—2.7%
Rockwood Holdings, Inc.	10,500	746,025
The Sherwin-Williams Co.	1,500	299,760
		1,045,785
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.4%
Apple, Inc.	1,600	944,144
NCR Corp.*	12,600	384,426
Western Digital Corp.	4,500	396,585
		1,725,155
TOTAL UNITED STATES (Cost $18,118,926)		21,998,780

TOTAL COMMON STOCKS (Cost $30,957,250)		36,614,923

PREFERRED STOCKS—0.2%
UNITED STATES—0.2%
ADVERTISING—0.1%
Choicestream, Inc.*(L3)	16,980	13,584

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	1,728	55,970

TOTAL UNITED STATES (Cost $69,549)		69,554

TOTAL PREFERRED STOCKS (Cost $69,549)		69,554

MASTER LIMITED PARTNERSHIP—2.1%
UNITED STATES—2.1%
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Blackstone Group LP. (Cost $604,394)	27,550	813,552

Total Investments (Cost $31,631,193)(b)	95.6%	37,498,029
Other Assets in Excess of Liabilities	4.4%	1,739,443
NET ASSETS	100.0%	$39,237,472

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.0% of the net assets of the Portfolio.

#	American Depositary Receipts.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(b)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $31,618,621, amounted to $5,879,408 which consisted of aggregate gross unrealized appreciation of $6,420,182 and aggregate gross unrealized depreciation of $540,774.

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Assets and Liabilities April 30, 2014 (Unaudited)

Alger Global Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$37,498,029
Cash and cash equivalents	1,097,250
Foreign cash †	42,848
Receivable for investment securities sold	1,236,372
Receivable for shares of beneficial interest sold	68,561
Dividends and interest receivable	67,502
Receivable from Investment Manager	8,113
Prepaid expenses	42,753
Total Assets	40,061,428

LIABILITIES:
Payable for investment securities purchased	678,386
Payable for shares of beneficial interest redeemed	10,643
Accrued investment advisory fees	25,922
Accrued transfer agent fees	22,633
Accrued distribution fees	11,182
Accrued administrative fees	891
Accrued shareholder administrative fees	526
Accrued other expenses	73,773
Total Liabilities	823,956
NET ASSETS	$39,237,472

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	42,876,448
Undistributed net investment income	638,906
Undistributed net realized gain (accumulated realized loss)	(10,145,091)
Net unrealized appreciation on investments	5,867,209
NET ASSETS	$39,237,472

* Identified cost	$31,631,193
† Cost of foreign cash	$42,601

See Notes to Financial Statements.

Alger Global Growth Fund
NET ASSETS BY CLASS:
Class A	$32,533,342
Class C	$5,114,755
Class I	$1,472,138
Class Z	$117,237

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,665,597
Class C	271,652
Class I	75,185
Class Z	5,973

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$19.53
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$20.61
Class C — Net Asset Value Per Share	$18.83
Class I — Net Asset Value Per Share	$19.58
Class Z — Net Asset Value Per Share	$19.63

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Operations for the six months ended April 30, 2014

(Unaudited)

Alger Global Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$272,447
Interest	695
Total Income	273,142

EXPENSES:
Advisory fees — Note 3(a)	158,876
Distribution fees — Note 3(c)
Class A	41,523
Class C	24,908
Class I	1,755
Shareholder administrative fees — Note 3(f)	3,227
Administration fees — Note 3(b)	5,461
Custodian fees	24,878
Transfer agent fees and expenses — Note 3(f)	31,754
Printing fees	16,894
Professional fees	61,393
Registration fees	32,462
Trustee fees — Note 3(g)	12,179
Fund accounting fees	4,603
Miscellaneous	14,011
Total Expenses	433,924
Less, expense reimbursements/waivers — Note 3(a)	(119,221)
Net Expenses	314,703
NET INVESTMENT LOSS	(41,561)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	3,924,091
Net realized (loss) on foreign currency transactions	(3,911)
Net change in unrealized (depreciation) on investments, options and foreign currency	(2,272,916)
Net realized and unrealized gain on investments, options, and foreign currency	1,647,264
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,605,703

* Foreign withholding taxes	$7,794

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statements of Changes in Net Assets (Unaudited)

	Alger Global Growth Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(41,561)	$(58,548)
Net realized gain on investments, options and foreign currency	3,920,180	7,567,251
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(2,272,916)	755,165
Net increase in net assets resulting from operations	1,605,703	8,263,868

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(155,913)
Total dividends and distributions to shareholders	—	(155,913)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,487,099)	(14,538,080)
Class C	45,329	(5,833)
Class I	119,439	1,190,057
Class Z	636	100,000
Net decrease from shares of beneficial interest transactions — Note 6(a)	(2,321,695)	(13,253,856)

Redemption Fees:
Class A	15	59
Class C	—	115
Total Redemption Fees — Note 6(b)	15	174
Total decrease	(715,977)	(5,145,727)

Net Assets:
Beginning of period	39,953,449	45,099,176
END OF PERIOD	$39,237,472	$39,953,449
Undistributed net investment income (accumulated loss)	$638,906	$(8,903)

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.76	$15.42	$15.11	$16.74	$13.55	$10.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	(0.06)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.78	3.41	0.37	(1.55)	3.29	3.42
Total from investment operations	0.77	3.40	0.31	(1.63)	3.21	3.37
Dividends from net investment income	—	(0.06)	—	—	(0.02)	—
Net asset value, end of period	$19.53	$18.76	$15.42	$15.11	$16.74	$13.55
Total return(iii)	4.10%	22.20%	2.00%	(9.60)%	23.50%	33.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,533	$33,657	$41,051	$53,311	$71,835	$67,989
Ratio of gross expenses to average net assets	2.07%	2.35%	2.29%	2.15%	2.12%	2.31%
Ratio of expense reimbursements to average net assets	(0.57)%	(0.33)%	—	—	—	—
Ratio of net expenses to average net assets	1.50%	2.02%	2.29%	2.15%	2.12%	2.31%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.07)%	(0.38)%	(0.49)%	(0.56)%	(0.48)%
Portfolio turnover rate	37.58%	96.45%	84.55%	82.13%	89.15%	149.17%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$18.15	$14.97	$14.79	$16.50	$13.43	$10.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.13)	(0.16)	(0.21)	(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	0.76	3.31	0.34	(1.50)	3.25	3.41
Total from investment operations	0.68	3.18	0.18	(1.71)	3.07	3.27
Net asset value, end of period	$18.83	$18.15	$14.97	$14.79	$16.50	$13.43
Total return(iii)	3.75%	21.24%	1.20%	(10.30)%	22.70%	32.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,115	$4,888	$4,048	$3,678	$4,208	$1,595
Ratio of gross expenses to average net assets	2.87%	3.13%	3.06%	2.95%	2.91%	3.03%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.40)%	—	—	—	—
Ratio of net expenses to average net assets	2.25%	2.73%	3.06%	2.95%	2.91%	3.03%
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.81)%	(1.08)%	(1.26)%	(1.25)%	(1.19)%
Portfolio turnover rate	37.58%	96.45%	84.55%	82.13%	89.15%	149.17%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	From 5/31/2013 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$18.78	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01	0.03
Net realized and unrealized gain on investments	0.79	1.92
Total from investment operations	0.80	1.95
Net asset value, end of period	$19.58	$18.78
Total return(iv)	4.26%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,472	$1,296
Ratio of gross expenses to average net assets	2.07%	2.97%
Ratio of expense reimbursements to average net assets	(0.82)%	(1.72)%
Ratio of net expenses to average net assets	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.13%	0.47%
Portfolio turnover rate	37.58%	96.45%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Six months ended 4/30/2014(i)	From 5/31/2013 (commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$18.80	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.04	0.04
Net realized and unrealized gain on investments	0.79	1.93
Total from investment operations	0.83	1.97
Net asset value, end of period	$19.63	$18.80
Total return(iv)	4.41%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$117	$112
Ratio of gross expenses to average net assets	8.78%	12.42%
Ratio of expense reimbursements to average net assets	(7.79)%	(11.43)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	0.39%	0.62%
Portfolio turnover rate	37.58%	96.45%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Fund qualifies as an investment company as defined in Accounting Standards Codification 946 Financial Services — Investment Companies.  The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries.  The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.  The Fund offers Class A, C, I and Z shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2009-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period.  All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: The fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.80%.

Effective May 31, 2013, Alger Management established expense caps for the share classes, through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2014
Alger Global Growth Fund	1.50%	2.25%	1.25%	0.99%	$119,221

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $1,300 and $260 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(e) Brokerage Commissions: During the six months ended April 30, 2014, the Fund paid Alger Inc. $2,653 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the average daily net assets for Class A and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts, held by the Fund.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Fund’s Board of Trustees.  For the six months ended April 30, 2014, Alger Management charged back $7,399 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the six months ended April 30, 2014.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and Alger Inc. At April 30, 2014, Alger Management and its affiliates owned the following shares of the Fund:

	SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	20,480	—	5,942	5,942

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government and short-term securities, for the six months ended April 30, 2014:

	PURCHASES	SALES
Alger Global Growth Fund	$14,647,284	$17,582,217

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2014, the Fund had no borrowings.

NOTE 6 — Share Capital:

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	44,976	$886,518	95,340	$1,575,169
Dividends reinvested	—	—	8,227	131,634
Shares redeemed	(173,675)	(3,373,602)	(972,286)	(16,244,824)
Net decrease	(128,699)	$(2,487,084)	(868,719)	$(14,538,021)
Class C:
Shares sold	15,938	$297,763	63,449	$1,030,117
Shares redeemed	(13,591)	(252,434)	(64,523)	(1,035,835)
Net increase (decrease)	2,347	$45,329	(1,074)	$(5,718)
Class I:
Shares sold	7,490	$144,994	69,860	$1,204,931
Shares redeemed	(1,336)	(25,555)	(829)	(14,874)
Net increase	6,154	$119,439	69,031	$1,190,057
Class Z:
Shares sold	31	$636	5,942	$100,000
Net increase	31	$636	5,942	$100,000

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired.  The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,385,758 which expires in 2017.  Such amounts may be applied against

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2013 the Fund utilized $6,421,400 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive Foreign Investment Companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger Global Growth Fund
COMMON STOCKS
Consumer Discretionary	$7,027,698	$7,026,123	—	$1,575
Consumer Staples	2,683,210	2,683,210	—	—
Energy	3,403,572	3,403,572	—	—
Financials	5,636,507	5,636,507	—	—
Health Care	5,119,665	5,119,665	—	—
Industrials	4,304,312	4,304,312	—	—
Information Technology	6,592,861	6,592,861	—	—
Materials	1,847,098	1,847,098	—	—
TOTAL COMMON STOCKS	$36,614,923	$36,613,348	—	$1,575
MASTER LIMITED PARTNERSHIP
Financials	813,552	813,552	—	—
PREFERRED STOCKS
Consumer Discretionary	13,584	—	—	13,584
Health Care	55,970	—	55,970	—
TOTAL PREFERRED STOCKS	$69,554	—	$55,970	$13,584
TOTAL INVESTMENTS IN SECURITIES	$37,498,029	$37,426,900	$55,970	$15,159

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,004
Purchases, issuances, sales, and settlements
Purchases	571
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	1,575
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$571

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	5
Purchases, issuances, sales, and settlements
Purchases	13,579
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	13,584
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$5

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Asset	Fair Value as of April 30, 2014	Valuation Technique	Unobservable Input	Range

Common Stocks	$142,634	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Preferred Stock	$1,229,942	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2014, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$1,140,098	$1,140,098	—	—
Total	$1,140,098	$1,140,098	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Fund purchases call options to increase its exposure

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to the stock market and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Fund’s option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative transactions for the six months ended April 30, 2014.

NOTE 10 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

ALGER GLOBAL GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2013 and ending April 30, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,041.04	$7.64	1.50%
	Hypothetical(c)	1,000.00	1,017.31	7.55	1.50
Class C	Actual	1,000.00	1,037.47	11.37	2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23	2.25
Class I	Actual	1,000.00	1,042.60	6.33	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class Z	Actual	1,000.00	1,044.15	5.02	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund.  Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its respective index and security specific impact on overall portfolio performance.  Please contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Inc.

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger Global  Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

AGSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S. Growth Fund

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 16, 2014